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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2006

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                              MITTAL STEEL USA INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                       1-31926                71-0871875
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

              1 SOUTH DEARBORN STREET, CHICAGO, ILLINOIS 60603-9888 (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including area code: 312-899-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 8.01 OTHER EVENTS

On May 2, 2006, Mittal Steel USA Inc. issued a press release announcing that a fire halted production in one of its steelmaking shops at Indiana Harbor in East Chicago, Indiana. A copy of the related press release, dated May 2, 2006, is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibit 99.1 Press Release dated May 2, 2006.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MITTAL STEEL USA INC.


Date: May 2, 2006                     By:  /s/ Carlos M. Hernandez
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                                      Name:  Carlos M. Hernandez
                                      Title: General Counsel & Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
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99.1              Press Release dated May 2, 2006



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